March 31, 2007



Volumetric Fund, Inc.
A No-Load Mutual Fund




---------------------------                          1
First Quarter
Report 2007





                       Volumetric Fund, Inc.
                           [Logo]






















To our shareholders:

	Volumetric Fund's net asset value (NAV) advanced 2.8% in first quarter despite a flat stock market. Our NAV closed out the quarter at $18.04, up $0.49 from $17.55, the Fund's ex-distribution opening NAV on January 2, 2007. Thanks to our well proven 'Volume & Range' system, introduced in 2000, we again outperformed the Standard & Poor 500 Index and other major market indices, as indicated below.

    	         First Quarter     Since
                     2007        9/1/2000*

    Volumetric Fund  +2.8%        +43.4%
    Dow-Jones Ind.   -0.9         + 9.9
    S&P 500 Index    +0.2         - 6.6
    NASDAQ           +0.3         -42.8
    *Introduction of 'Volume and Range' system

    The Volumetric Index, which measures the value of a hypothetical investment of $10,000 in Volumetric Fund since its inception on January 1, 1979, closed out the quarter at $192,601. This is equivalent to an 11.04% compounded growth rate since inception.

PORTFOLIO REVIEW

    In the past few months we have further enhanced our 'Volume and Range' system. Following its guidelines, we sold 23 stocks during the first quarter and purchased 22 new ones, as summarized below:

	Purchases: Alcoa, Archer-Daniels-Midland, Albany International, Barnes Group, BJ Services, Cheesecake Factory, Consolidated Energy, Electronic Data Systems, Federated Investors, HealthExtras, Leucadia National Corp., Maxim Integrated Products, Micron Technology, Murphy Oil, Parker Hannifin, Pier 1 Imports, Qualcomm, Ruby Tuesday, Sunoco Inc., Times Warner, Walgreen, and YRC Worldwide.

    Sales: Alpharma, Centex, Chiquita Brands, Dollar General, Dover, Forest Oil, Hospitality Property Trust, Hovnanian Enterprises, Knight Transportation, Louisiana Pacific, Masco, MDC Holdings, Microsoft, Newmont Mining, Noble Corp., Oakley, Pfizer, Tetratech, Timberland, Tuesday Morning, Unit Corp., Wabtech, Wachovia Corp., and Watson Pharmaceuticals. Our three most profitable sales were: Oakley with a 72.8% net realized gain, Wabtech with a 55.4 % gain and Dollar General, which received a tender offer from Kohlberg Kravis Roberts, with a 55.1% gain.

     Overall, since the beginning of the year, we have moderately increased our cash position from 8% to 11%, as of March 31. We now have 78 stocks in the Fund's portfolio. This includes 66 gainers and 12 losers. Our average stock is up 16.8%. Our ten largest holdings and their gains are shown below:

     TOP TEN COMMON STOCK HOLDINGS
          (as of 3/31/2007)

                     % of Total   % Gain
Lincoln National           1.79%   47.2%
Martin Marietta Materials  1.62    64.5
Lockheed Martin            1.55    67.8
Thermo Fisher Scientific   1.55    60.2
Sensient Technology        1.52    48.0
Deere & Co.                1.52    51.4
Safeway                    1.46    49.2
Phillips Van Heusen        1.46    67.2
Church & Dwight            1.45    44.0
USEC, Inc.                 1.36    51.4


	As of March 31, we had two other stocks with more than a 40% gain:
Snap-on Corp., up 47% and Zions Bancorp, up 42%. Our worst performing stock is Maxim Integrated Products with an 8% loss.

ANNUAL MEETING

	The annual meeting of shareholders will be held at 8 p.m., Thursday, June 14, 2007, at the Holiday Inn, 329 Route 303, Orangeburg, New York. Please note: this is a new location for our meeting. Invitations and proxy statements will be sent to shareholders around the middle of May. Shareholders of record at the close of business on April 27, 2007, are entitled to receive proxy material and an invitation to attend the meeting.

    At the meeting, as described in the Proxy Statement, you will be asked to elect nine directors and ratify the appointment of BKD, LLP as independent auditors of the Fund for 2007. We will also review
Volumetric Fund's year-to-date performance.

    We are delighted to announce that Allan Samuels will be a new nominee for the Board. Mr. Samuels is the President and CEO of Rockland Business Association (RBA). The RBA is a non-profit association of over 900 businesses in Rockland County, NY. Its general objective is the advancement of its members via public relations, seminars, networking and legislation. Volumetric Advisers, Inc. is a member of the RBA.

    Mr. Louis Bollag will retire from the Board in June. We are thankful for his many contributions during his 5 years of tenure as a director. PRIVACY POLICY
    According to federal law and regulations, financial institutions, including mutual funds, are required to disclose their privacy policy to
their clients and shareholders   annually. To meet this requirement, our
fund's privacy policy is described in the following paragraphs.
    Volumetric Fund and its affiliate Volumetric Advisers, Inc. work hard to maintain the highest standard of confidentiality and to respect the privacy of its shareholders and clients. The non-public personal information collected about you comes primarily from the account applications or other forms you submit to Volumetric Fund, Inc.

    We do not market or disclose information about you to anyone, except as permitted by law. For example, this may include disclosing information according to your express consent to fulfill your instructions, such as in a mortgage application, or to comply with applicable laws and regulations.

    We limit information about you to those of our employees who are involved in servicing your account. We maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to guard the information. If our relationship ends, we will continue to treat the information as described in this Privacy Policy notice.

UPDATE AND OUTLOOK

	Great news! Volumetric Fund's advance accelerated in the first three weeks of April and broke several records. For example, as of April 20, our NAV reached a new record high of $18.73, up 6.7% since the beginning of the year. The market also moved higher, although less than the Fund.
The S&P 500 Index gained 4.7%, the Dow moved up 4.0% and the NASDAQ climbed 4.6%, respectively, during the same period. Also, for the first time ever in the Fund's history, the Volumetric Index closed above
$200,000 reaching a new all-time record high of $200,013 on April 20. Concurrently, due to the appreciation of the securities in the Fund's portfolio, our net assets have reached a record high of just over $26 million.

 	As of this writing, we have six stocks with over 60% gain. Our leading performer is USEC which soared ahead in April and now has a 77.4% net gain since we bought it five months ago in November of 2006. USEC is the leading supplier of enriched uranium fuel for nuclear power plants. Coming up next is Thermo Fisher Scientific with a 68.7% gain. The other current 60%+ gainers are: Martin Marietta Materials, up 68.1%, Lockheed Martin, up 65.0%, Phillips Van Heusen, up 64.3% and Sensient
Technology up 60.7%.    By the way, we have reduced our cash position to
a nearly fully invested 4%, since the end of the first quarter.

    As described in our annual report and indicated by our current low cash position, we remain optimistic for 2007. We believe the Fed has stopped raising interest rates and the next rate change will be down. Our average annual return since January 1, 1979, has been 11%. Consequently, since we are already up 6.7% and expect also a strong contribution from the 'Volume & Range' system, we think a double digit gain, a few percentages above our average, is achievable in 2007.

    If you wish to add to your account, please enclose your check or money order in the prepaid envelope with your proxy. We hope to see many of you at our annual meeting. Again, please remember: our meeting this year will be held at the Holiday Inn in Orangeburg, NY. Thank you for your trust and confidence. Please call us, if you have any questions.

April 21, 2007

       Sincerely,



/s/ Gabriel Gibs                   /s/Irene Zawitkowski
Gabriel Gibs                          Irene Zawitkowski


Chairman & CEO                         President


  	  VOLUMETRIC FUND, INC.
	STATEMENT OF NET ASSETS
	   March 31, 2007
	    (Unaudited)

COMMON STOCKS: 88.7%
		                         MARKET
SHARES	COMPANY	                         VALUE
	Aerospace/Defense: 4.9%
 5,000	DRS Technologies          	$260,850
 5,600	Goodrich	                 288,288
 4,000	Lockheed Martin	                 388,080
 3,900	Northrop Grumman        	 289,458
                                      ----------
		                       1,226,676
                                      ----------
	Air Transport: 0.9%
15,500	Southwest Airlines	         227,850
                                      ----------

	Appliances: 1.4%
 9,500	Lennox International	         339,150
                                      ----------

	Banking: 4.3%
 5,400	Marshall & Ilsley	         250,074
 7,256	Regions Financial	         256,645
 4,300	State Street Corp.	         278,425
 3,500	Zions Bancorp	                 295,820
                                      ----------
		                       1,080,964
                                      ----------
	Business Services: 2.2%
 9,000	Electronic Data Systems	         249,120
 3,000	Omnicom Group	                 313,620
                                      ----------
		                         562,740
                                      ----------
	Chemicals: 2.0%
 3,700	Avery Dennison	                 237,762
 5,500	DuPont de Nemours	         271,865
                                      ----------
		                         509,627
                                      ----------
	Coal: 1.0%
 6,400	Consolidated Energy	         250,432
                                      ----------

	Communications: 1.0%
 5,700	Qualcomm	                 243,162
                                      ----------

	Computers, Software: 1.2%
11,600	Sybase*	                         293,248
                                      ----------

	Consumer Products: 2.6%
 7,200	Church & Dwight	                 362,520
 9,500	Newell Rubbermaid       	 295,355
                                      ----------
                           		 657,875
                                      ----------
	Drugs: 1.3%
 5,800	Abbott Laboratories	         323,640
                                      ----------

	Educational Services: 1.0%
18,600	Corinthian Colleges*	         255,750
                                      ----------

	Electrical/Electronics: 7.5%
 9,000	Arrow Electronics*	         339,750
16,000	Cypress Semiconductor*	         296,800
18,000	EMC Corp.*	                 249,300
 5,500	Harris Corp. 	                 280,225
 7,700	Maxim Integrity Products	 226,380
21,500	Micron Technology*	         259,720
 8,200	Tektronix	                 230,912
                                      ----------
		                       1,883,087
                                      ----------
	Entertainment/Leisure: 4.5%
 9,500	Disney (Walt)	                 327,065
 6,800	International Game Technology	 274,584
 6,600	Royal Caribbean Cruises	         278,256
12,400	Times Warner	                 244,528
                                      ----------
	                               1,124,433
                                      ----------
	Financial Services: 2.0%
 4,300	American Express	         242,520
 7,200	Federated Investors	         264,384
                                      ----------
		                         506,904
                                      ----------
	Foods/Beverage: 3,7%
 7,000	Archer-Daniels-Midland	         256,900
 5,000	General Mills	                 291,100
14,800	Sensient Technologies	         381,544
                                      ----------
		                         929,544
                                      ----------
	Insurance: 1.8%
6,631	Lincoln National	         449,515
                                      ----------

	Machinery/Tools: 6.0%
 7,000 	Albany International	         251,580
 3,500 	Deere & Co.	                 380,240
 6,000 	Graco Inc.	                 234,960
 3,100 	Parker Hannifin	                 267,561
 7,000 	Snap-on Inc.	                 336,700
 5,100 	Stanley Works	                 282,336
                                      ----------
                            	       1,753,377
                                      ----------



		                        MARKET
SHARES	COMPANY                  	VALUE
	Medical: 4.5%
 5,600 	AmerisourceBergen	        $295,400
 3,800 	Cardinal Health	                 277,210
 8,800 	HealthExtras*	                 253,264
 5,000 	McKesson	                 292,700
                                      ----------
	                               1,118,574
                                      ----------
	Misc./Diversified: 7.0%
10,300	Barnes Group	                 237,003
11,500	Corning*	                 261,510
 6,200	Honeywell	                 285,572
 4,700	ITT Industries	                 283,504
 6,325	Leucadia National	         186,082
 3,000	Martin Marietta Materials	 405,600
21,000	USEC Inc.*	                 341,250
                                      ----------
		                       2,000,521
                                      ----------
	Metals: 1.1%
 8,200	Alcoa
	                                 277,980
                                      ----------
	Office Equipment: 1.2%
17,500	Xerox*
	                                 295,575
                                      ----------
	Oil/Energy: 5.3%
 3,600	Apache Corp.	                 254,520
 8,800	BJ Services	                 245,520
 4,900	Murphy Oil	                 261,660
 7,000	National Fuel Gas	         302,820
 3,700	Sunoco	                         260,628
                                      ----------
	                       	       1,325,148
                                      ----------
	Precision Instruments: 2.6%
11,000	PerkinElmer	                 266,420
 8,300	Thermo Fisher Scientific	 388,025
                                      ----------
		                         654,445
                                      ----------
	Publishing: 1.2%
 8,000	R.R. Donnelley & Sons	         292,720
                                      ----------

	Railroads: 1.1%
 2,800	Union Pacific	                 284,340
                                      ----------

	Restaurants: 3.3%
13,500	Applebees International	         334,530
 9,000	Cheesecake Factory*	         239,850
 8,800	Ruby Tuesday	                 251,680
                                      ----------
		                         826,060
                                      ----------
	Retail: 4.2%
 8,200	Lowes Companies	                 258,218
25,000	Pier 1 Imports	                 172,750
10,000	Safeway	                         366,400
 5,400	Walgreen	                 247,806
                                      ----------
	                               1,045,174
                                      ----------
	Textile/Apparel: 2.6%
 3,500	Mohawk Industries*	         287,175
 6,200	Phillips Van Heusen	         364,560
                                      ----------
		                         651,735
                                      ----------
	Transportation/Trucking: 2.0%
17,500	Wabash National	                 269,850
 6,000	YRC Worldwide*	                 241,320
                                      ----------
		                         511,170
                                      ----------
	Utilities: 1.3%
 6,500	Nicor	                         314,730
                                      ----------

TOTAL COMMON STOCKS:
(COST	$19,010,680)	              22,209,686
                                      ----------
CASH EQUIVALENTS & RECEIVABLES: 11.3%
   Cash		                          65,637
   JP Morgan Prime Money Market Fund   1,871,122
   Dividends and interest receivable	  25,527
   Receivable from broker for
      securities sold		         866,637
                                      ----------
TOTAL CASH EQUIVALENTS/ RECEIVABLES    2,828,923
                                      ----------
TOTAL ASSETS		              25,038,609
Less liabilities		              -
                                      ----------
NET ASSETS: 100.0%		     $25,038,609
                                     ===========
VOLUMETRIC SHARES OUTSTANDING	       1,388,175
                                      ----------
NET ASSET VALUE PER SHARE		  $18.04
                                      ==========

*  Non-income producing security








Volumetric Fund, Inc.
----------------------
87 Violet Drive
Pearl River, New York 10965
Tel: 845-623-7637
800-541-FUND
www.volumetric.com

Investment Adviser and
----------------------
Transfer Agent
---------------

Volumetric Advisers, Inc.
Pearl River, New York

Custodian
-----------

J.P. Morgan Chase
New York, New York

Independent Auditors
---------------------

BKD, LLP
Houston, Texas

Board of Directors
------------------
William P. Behrens
Louis Bollag
Gabriel J. Gibs, Chairman
Josef  Haeupl
Raymond T. Mundy
Stephen Samitt
David L. Seidenberg
Raymond W. Sheridan
Irene J. Zawitkowski


Officers
----------
Gabriel J. Gibs
    Chief Executive Officer, Portfolio Co-Manager
Irene J. Zawitkowski
    President, Portfolio Co-Manager
Jeffrey M. Gibs
    Vice President, Chief Compliance Officer